REDACTED

Certain identified information, indicated by [***], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Amendment number one

to COLLABORATION AND LICENSE AGREEMENT

This Amendment Number One to Collaboration and License Agreement (this “Amendment”) is made and entered into on August 3, 2023 (the “Amendment Effective Date”) and amends the Collaboration Agreement by and between Arcturus Therapeutics, Inc., a Delaware corporation (“Arcturus”), and Seqirus Inc., a Delaware corporation (“Seqirus”). Arcturus and Seqirus are sometimes referred to herein individually as a “Party” and together as the “Parties.” Capitalized terms used in this Amendment that are not defined herein shall have the meanings ascribed to such terms in the Collaboration Agreement.

Recitals

WHEREAS, Arcturus and Seqirus are parties to that certain Collaboration and License Agreement (“Collaboration Agreement”) executed on November 1, 2022 and with an effective date of December 8, 2022 (the “Collaboration Agreement Effective Date”); and

WHEREAS, the Parties desire that Arcturus sponsor and have conducted a Phase 1 clinical study in the Influenza Field as further described herein, and the Parties desire to set forth payment obligations of Seqirus in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.
Definitions. The following definitions are hereby added to Article 1 of the Collaboration Agreement:
1.1
“Influenza Phase I Development Plan” means a development plan setting forth in reasonable detail specific Development activities, to be performed with respect to the Vaccine Candidates or Vaccine Products in the Influenza Field in connection with Phase I Study(ies), [***], the [***], the [***], and the [***] for [***]. [***].
1.2
“Influenza Phase I Study” means the Phase I Study [***] described in the Influenza Phase I Study Protocol. The Influenza Phase I Study may be modified only by mutual written agreement of the Parties.
1.3
“Influenza Phase I Study Activities” has the meaning set forth in Section 3.2.7 of this Agreement.
1.4
“Influenza Phase I Study Budget” means the [***].

US_ACTIVE\122023978\V-6 #406019329v15<NA_DMS> - Seqirus - Arcturus Collaboration and License Agreement (9-24)	1

1.5
“Influenza Phase I Study Protocol” means the [***].
1.6
“Start Up Agreement” means [***].
2.
JDC Specific Responsibilities. The [***] is hereby added to [***] of the Collaboration Agreement after [***] , and [***] is hereby added to [***] of the Collaboration Agreement after [***].
3.
Influenza Phase I Study Activities. The following section is hereby added as new Section 3.2.7 of the Collaboration Agreement:

3.2.7. Influenza Field Phase 1 Study.

(i) Arcturus will use Commercially Reasonable Efforts to act as the sponsor of the Influenza Phase I Study and to undertake additional related activities assigned to Arcturus as outlined in the Influenza Phase I Development Plan (collectively, the “Influenza Phase I Study Activities”). Influenza Phase I Study Activities include [***], [***], [***], and [***] pre-clinical and [***] do not include (i) [***], (ii) [***], [***].

(ii) The Parties shall review and mutually agree on any updates to the [***] . The JDC shall review [***] covering [***] at least [***] for the purpose of considering appropriate amendments thereto. In addition, either Party, through its representatives on the JDC, may propose amendments to [***] for [***] at any time.

4.
Development Milestone Payments for Influenza Phase I Study Activities. The following is hereby added as new Sections 6.3.2(viii)-(x) of the Collaboration Agreement:

6.3.2(viii) Upon execution of the Start Up Agreement, Seventeen Million Five Hundred Thousand Dollars ($17,500,000) (“Payment One”);

6.3.2(ix) Upon [***], [***], or [***] (such amount, “Payment Two”); provided for clarity that, for purposes of such calculation, [***] may apply any [***] permitted to be applied for up to and [***], subject to [***];

6.3.2(x) Upon completion of [***], [***], or [***] (such amount, “Payment Three”); and

6.3.2(xi) Upon completion of [***], [***], or [***] (such amount, “Payment Four”). If clause (ii) exceeds clause (i), then such amount shall be [***].

5.
Start Up Agreement Milestone. The Parties acknowledge that the milestone set forth in Section 6.3.2(viii) for Payment One was met on June 12, 2023, which was the date of execution of the Start Up Agreement. Seqirus shall make Payment One on or before August 11, 2023.
6.
R&D Credit. Section 3.6.3 of the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

“3.6.3 R&D Credit. [***] will provide [***] with [***] in credit (“[***]”) toward [***] conducted during the [***]. [***] will allocate the [***] as it deems necessary to fulfill the activities set forth in the [***] or the [***] (but, for the avoidance of doubt, not as a credit against any milestone payments except for the [***] set forth in [***]; provided, however, that [***] may [***] up to (i) [***] against [***] payable [***] and [***], (ii) [***] of [***] against [***] payable [***] and (iv[***] of [***] against [***] for [***]. If any [***] is [***] at [***] it will be [***] to [***], until [***] at which time [***].”

7.
Defined Term “Plan”. The definition of “Plan” is hereby amended and replaced in its entirety with the following:

“Plan” means a [***] .

8.
Miscellaneous.
8.1
Effect. Except as specifically amended by this Amendment, all of the terms and conditions of the Collaboration Agreement shall remain in full force and effect, and this Amendment shall be read together and construed as one with the Collaboration Agreement.
8.2
Conflicts. In the event of a conflict between a provision of the Collaboration Agreement and a provision of this Amendment, the provisions of this Amendment will control to the extent of such conflict.
8.3
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

[SIGNATURE PAGE FOLLOWS.]

THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the Amendment Effective Date.

ARCTURUS THERAPEUTICS, INC.	SEQIRUS, INC.
By: Name: Joseph E. Payne Title: President and CEO	By: Name: Jonathan Kegerise Title: President
SEQIRUS, INC.
By: Name: Melissa Puryear Title: Secretary

Attachment 1.1 to the Amendment

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Attachment A to [***]

[***]

[***]

Attachment B to [***]

[***]

[***]

Attachment 1.6 to [***]

[***]

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